UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2006

     ING Life Insurance and Annuity Company
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(Exact name of registrant as specified in its charter)

     CONNECTICUT (State of Incorporation)

333-130827, 333-130833, 333-133151, 333-133157, 333-133158 (Commission File Numbers)

#71-0294708

(IRS Employer Identification Number)

     151 Farmington Avenue, Hartford, CT 06156 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 860-723-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
                [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
                [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
                [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

THIS FILING IS MADE IN ACCORDANCE WITH ITEM NO. 1.01 OF SECTION 1 OF FORM 8-K:

Item 1.01 Entry into a Material Definitive Agreement

On October 10, 2006 ING Life Insurance and Annuity Company (the “Company”) entered into an assurance of discontinuance (settlement agreement) with the New York Attorney General (“NYAG”) (the “NYAG Agreement”) regarding the endorsement of the Company’s products by the New York State United Teachers Union Members Benefits Trust (“NYSUT”) and the sale of the Company’s products to NYSUT members. Under the terms of the NYAG Agreement, the Company, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and or former members, who participated in the NYSUT endorsed Company product at any point between January 1, 2001 and June 30, 2006. The Company also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the Company has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

A copy of the form of NYAG Agreement is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, on the same date, the Company and its affiliate, ING Financial Advisers, LLC (“IFA”) entered into a consent agreement with the New Hampshire Bureau of Securities Regulation (“NH Bureau”) (the “NH Agreement”) to resolve the petition for relief and cease and desist order filed by the NH Bureau concerning administration of the New Hampshire state employees deferred compensation plan by the Company and IFA. Under the terms of the NH Agreement, the Company and IFA, without admitting or denying the NH Bureau’s claims, have agreed to pay a total of $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure.

A copy of the form of NH Agreement is filed herewith as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.

10.1	Form of Agreement, titled Assurance of Discontinuance Pursuant to Executive Law Sec. 63(15), between the Attorney General of the State of New York and ING Life Insurance and Annuity Company dated October 10, 2006.

10.2	Form of Agreement, titled Consent Agreement among the State of New Hampshire, Department of State, Bureau of Securities Regulation, ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC dated October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING Life Insurance and Annuity Company (Registrant)

Date: October 11, 2006	/s/Megan Huddleston
Megan Huddleston